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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated January 26, 1996 in the Registration Statement on Form S-1 and related prospectus of NaPro BioTherapeutics, Inc.

                                                              ERNST & YOUNG LLP
May 30, 1996
Denver, Colorado